UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A
(Amendment No. 1)
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2020

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Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed on March 16, 2020 by Science Applications International Corporation (“the Company”) (the “Initial 8-K”) in order to provide financial information required by Item 9.01. As previously reported in the Initial 8-K, on March 13, 2020, the Company completed the acquisition of Unisys Federal, an operating unit of Unisys Corporation (“Unisys”), pursuant to an Asset Purchase Agreement, dated as of February 5, 2019 (the “Asset Purchase Agreement”) by and between the Company and Unisys. The foregoing description of the Asset Purchase Agreement and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 6, 2020 and incorporated herein by reference.
Items and exhibits previously reported in the Initial 8-K that are not included in this Amendment No. 1 remain unchanged.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
The audited combined financial statements of Unisys Federal, an operating unit of Unisys Corporation, as of and for the year ended December 31, 2019, are attached as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed, consolidated, and combined financial information as of and for the twelve months ended January 31, 2020 is filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1
Asset Purchase Agreement, dated February 5, 2020, by and among Science Applications
International Corporation, Inc., a Delaware corporation and Unisys Corporation, a Delaware corporation. Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K
as filed with the SEC on February 6, 2020.

23.1	Consent of KPMG LLP, independent auditors of Unisys Federal.

99.1	Press Release, dated March 16, 2020. Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K as filed with the SEC on March 16, 2020.

99.2	Audited combined financial statements of Unisys Federal as of and for the year ended December 31, 2019.

99.3	Unaudited pro forma condensed, consolidated, and combined financial information as of and for the twelve months ended January 31, 2020.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 22, 2020
Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary